UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2007

                               EVANS SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   000-21956
                             ----------------------
                            (Commission File Number)

             TEXAS                                                74-1613155
 ----------------------------                                 -----------------
(State or other jurisdiction of                              (IRS Employee
 incorporation or organization)                              Identification No.)

      1 Town Square Boulevard, Suite 347, Asheville, North Carolina, 28803
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (828) 681-8805


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 ELECTION OF DIRECTORS AND APPOINTMENT OF OFFICERS.

Effective June 15, 2007, the registrant approved the appointment of Don Wood to its Board of Directors and approved the appointment of Gary Musselman as Chief Financial Officer.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Evans Systems, Inc

Dated:  August 7, 2007                      By:  /s/  FRANK MOODY
                                               --------------------------------
                                                      FRANK MOODY
                                                      Chief Executive Officer